          THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         COMMUNITY CARE SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         COMMUNITY CARE SERVICES, INC.
                                18 SARGENT PLACE
                           MT. VERNON, NEW YORK 10550

                                                                  March 22, 1999

Dear Shareholder:

     The Annual Meeting of Shareholders of Community Care Services, Inc. (the "Company") scheduled for Tuesday, March 23, 1999 has been rescheduled for Thursday, April 8, 1999 at 10:00 a.m. at the offices of Gordon Altman Butowsky Shalov & Wein, 114 West 47th Street, New York, New York.

     Due to a technical requirement of NASDAQ, brokers who did not receive from their clients specific voting instructions on the proposals described in the Company's Proxy Statement will be unable to vote a significant portion of the shares registered in their names by March 23, 1999. In order to give all shareholders, particularly those whose shares are held by their brokers, an opportunity to vote on these important proposals, the Annual Meeting was rescheduled.

     A new Notice of Rescheduled Annual Meeting appears on the following pages. The Proxy Statement that was mailed to you on March 8, 1999 still accurately describes the matters to be acted upon at the Annual Meeting. However, please note that the reverse split, if approved, will now take effect at the close of business on April 8, 1999 and not on March 23, 1999.

     We now enclose a new proxy card, with a blue stripe to distinguish it from the old proxy card, and return envelope for your use. If you have already voted, it is not necessary to return the blue striped proxy card. If you have not yet voted, kindly vote by returning the enclosed blue striped proxy card. Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted.

     We appreciate your prompt action in this important matter.

                                                   COMMUNITY CARE SERVICES, INC.

                         COMMUNITY CARE SERVICES, INC.
                                18 SARGENT PLACE
                           MT. VERNON, NEW YORK 10550

                            ------------------------

                          NOTICE OF RESCHEDULED ANNUAL
                            MEETING OF SHAREHOLDERS

                            ------------------------

                            To Be Held April 8, 1999

To the Shareholders:

     Notice is hereby given that the Rescheduled Annual Meeting of the Shareholders of Community Care Services, Inc. (the "Company") will be held at the offices of Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, New York, New York on April 8, 1999, at 10:00 a.m. (local time), for the following purposes:

     1. To consider and vote upon approval of a reverse split of the Company's common stock, par value $.01 by a ratio of 1:3;

     2. To elect five directors of the Company to hold office for the ensuing year;

     3. To consider and vote upon the following proposals to amend the Company's Certificate of Incorporation (the "Certificate"):

          A. Proposal to amend the Certificate to Classify the Board of Directors into three Classes of Directors with Staggered Terms;

          B. Proposal to amend the Certificate to Limit those Entitled to Call a Special Meeting of the Shareholders of the Company to the Chairman of the Board of Directors, the President of the Company or a Majority of the Board of Directors;

          C. Proposal to amend the Certificate to Require the Two-Thirds Majority Vote of Either the Board of Directors or the Shareholders to Amend the By-laws of the Company.

     4. To consider and vote upon the ratification of the appointment of Richard
A. Eisner & Company, LLP as independent certified public accountants for the Company for the year April 1, 1998 through March 31, 1999;

     5. To consider and to transact such other business as may properly come before the meeting or any adjournments thereof.

     A Proxy Statement describing matters to be considered at the meeting was mailed on March 8, 1999 to the Shareholders of record at the close of business on February 17, 1999. Only Shareholders of record at the close of business on February 17, 1999 will be entitled to notice of and to vote at said meeting or any adjournment, postponement or rescheduling thereof.

     To ensure your representation at the meeting, please sign date and return the enclosed form of Proxy in the envelope provided.

                                          By order of the Board of Directors,

                                          Louis Rocco,
                                          Secretary

March 22, 1999

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU HAVE ALREADY VOTED, IT IS NOT NECESSARY TO RETURN THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

PROXY                                                 COMMUNITY CARE SERVICES, INC.
                                            Solicited on Behalf of the Board of Directors

     The undersigned appoints each of Dean L. Sloane and Bruce L. Ansnes (with full power to act without the other and each with full power to appoint his substitute) as the undersigned's Proxies to vote all shares of Common Stock of the undersigned in the
Community Care Services, Inc. (the "Company"), a New York corporation, which the undersigned would be entitled to vote at the Annual
Meeting of Shareholders of the Company to be held at the offices of Gordan Altman Butowsky Weitzen Shalov & Wein, 114 West 47th
Street, New York, New York, on April 8, 1999, at 10:00 a.m. (local time) or at any adjournments thereof as follows:

1.        PROPOSAL TO APPROVE THE REVERSE SPLIT OF THE COMPANY'S COMMON STOCK, PAR VALUE $.01 BY A RATIO OF 1:3.

                            [ ] FOR                     [ ] AGAINST                   [ ] ABSTAIN

2.        ELECTION OF DIRECTORS
          FOR all nominees listed below                              WITHHOLD AUTHORITY
          (except as marked contrary to below)  [ ]                  to vote for all nominees listed below  [ ]

          Dean L. Sloane, Bruce L. Ansnes, Bernard M. Kruger, M.D., Craig V. Sloane and Louis Rocco

          (INSTRUCTIONS:      To withhold authority to vote for any individual nominees, write that nominee's name in the space provided below).


3.        THE FOLLOWING THREE PROPOSALS TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION (THE "CERTIFICATE"):

                    A. Proposal to amend the Certificate to Classify the Board of Directors into Three Classes of Directors with
                       Staggered Terms:

                            [ ] FOR                     [ ] AGAINST                   [ ] ABSTAIN

                    B. Proposal to amend the Certificate to Limit Those Entitled to Call a Special Meeting of Shareholders to the
                       Chairman of the Board of Directors, the President of the Company or a majority of the Board of Directors or the Company:

                            [ ] FOR                     [ ] AGAINST                   [ ] ABSTAIN

                    C. Proposal to Amend the Certificate to Require a Two-Thirds Majority Vote of Either the Board of Directors or
                       the Shareholders to Amend the By-laws of the Company:

                            [ ] FOR                     [ ] AGAINST                   [ ] ABSTAIN

4.        PROPOSAL TO RATIFY SELECTION OF RICHARD A. EISNER & COMPANY, LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR
          ENDING MARCH 31, 1999.

                            [ ] FOR                     [ ] AGAINST                   [ ] ABSTAIN

5.        In their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

                            [ ] FOR                     [ ] AGAINST                   [ ] ABSTAIN

                                                                          (Continued and to be signed and dated on the reverse side)

(Continued from other side)

    THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE FOREGOING INSTRUCTIONS. IN THE ABSENCE OF ANY INSTRUCTIONS, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 2 AND FOR THE PROPOSALS IN ITEMS 1, 3, 4 AND 5.

    THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES TO VOTE SHARES OF COMMON STOCK OF THE COMPANY HERETOFORE GIVEN BY THE UNDERSIGNED.

                                                                          , 1999
                                              ----------------------------
                                                            (Date)

                                              ----------------------------------

                                              ----------------------------------

                                              Please date, sign exactly as name
                                              appears on this Proxy, and
                                              promptly return in the enclosed
                                              envelope. When signing as
                                              guardian, executor, administrator,
                                              attorney, trustee, custodian, or
                                              in any other similar capacity,
                                              please give full title. If a
                                              corporation, sign in full
                                              corporate name by president or
                                              other authorized officer, giving
                                              this title, and affix corporate
                                              seal. If a partnership, sign in
                                              the partnership name by
                                              authorized person. In the case of
                                              joint ownership, each joint owner
                                              must sign.